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EXHIBIT 23.1

                          INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in Registration Statement No. 333-91597 of The Cronos Group on Form S-3 and Registration Statement Nos. 333-31108 and 333-61472 of The Cronos Group each on Form S-8, of our report dated March 26, 2004, appearing in the Annual Report on Form 10-K of The Cronos Group for the year ended December 31, 2003.

/s/ DELOITTE & TOUCHE LLP
Reading, United Kingdom

March 26, 2004

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